UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
AMENDMENT NO. 1
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 1, 2005
Date of Report (Date of Earliest Event Reported)
0-51149
(Commission File Number)
Emageon Inc.
(Exact name of registrant as specified in its charter)

Delaware	63-1240138
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification Number)

1200 Corporate Drive, Suite 200
Birmingham, Alabama	35242
(Address of principal executive offices)	(Zip Code)
(205) 980-9222
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EX-23.1 CONSENT OF WARREN, AVERETT, KIMBROUGH
EX-99.2 CAMTRONICS MED. SYS., AUDITED FIN. STMTS.
EX-99.3 CAMTRONICS MED. SYS., LTD UNAUDITED FIN.
EX-99.4 UNAUDITED PRO FORMA CONSOL. FINAN. STMTS.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
On November 1, 2005, Emageon Inc. (“Emageon”) completed the purchase of all of the issued and outstanding shares of capital stock of Camtronics Medical Systems, Ltd. (“Camtronics”), and on November 4, 2005, Emageon filed a Current Report on Form 8-K to report the transaction. This Amendment No. 1 amends that Current Report on Form 8-K to include the financial information of Camtronics and the pro forma financial information of Emageon required by Item 9.01 of Form 8-K.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(a)	Financial Statements of Businesses Acquired
The following historical audited consolidated financial statements of Camtronics Medical Systems, Ltd., together with the report thereon signed by Warren, Averett, Kimbrough & Marino, LLC, are filed as Exhibit 99.2 to this report:
1. Consolidated Balance Sheets at July 31, 2005 and 2004.
2. Consolidated Statements of Operations and Changes in Retained Earnings and Comprehensive Loss for the fiscal years ended July 31, 2005, 2004 and 2003.
3. Consolidated Statements of Cash Flows for the fiscal years ended July 31, 2005, 2004 and 2003.
4. Notes to Consolidated Financial Statements.
The following historical unaudited consolidated financial statements of Camtronics Medical Systems, Ltd. are filed as Exhibit 99.3 to this report:
1. Consolidated Balance Sheet at October 31, 2005.
2. Consolidated Statements of Operations and Changes in Retained Earnings and Comprehensive Loss for the nine months ended October 31, 2005 and 2004.
3. Consolidated Statements of Cash Flows for the nine months ended October 31, 2005 and 2004.
4. Notes to Consolidated Financial Statements.
(b)	Pro Forma financial information:
The Pro Forma Condensed Combined Consolidated Balance Sheet as of September 30, 2005 and the Pro Forma Combined Consolidated Statements of Operations for the year ended December 31, 2004 and the nine months ended September 30, 2005 are filed as Exhibit 99.4 to this report.

(d)	Exhibits
The following documents are filed as exhibits to this Current Report on Form 8-K/A:

Exhibit
Number	Description
2.1	Stock Purchase Agreement dated November 1, 2005 by and between Emageon Inc. and Analogic Corporation (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on November 4, 2005 (File No. 0-51149))

23.1	Consent of Warren, Averett, Kimbrough & Marino, LLC (filed herewith)

99.1	Press Release Announcing the Completion of the Acquisition of Camtronics dated as of November 1, 2005 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on November 1, 2005 (File No. 0-51149))

99.2	Camtronics Medical Systems, Ltd. Audited Historical Financial Statements (filed herewith)

99.3	Camtronics Medical Systems, Ltd. Unaudited Historical Financial Statements (filed herewith)

99.4	Unaudited Pro Forma Condensed Combined Consolidated Financial Statements of Emageon Inc. and Camtronics Medical Systems, Ltd. (filed herewith)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
Dated: January 17, 2006.

EMAGEON INC. (Registrant)

By:	/s/ W. Randall Pittman

W. Randall Pittman
Chief Financial Officer and Treasurer